EXHIBIT 10.79

Confidential Treatment

Requested Pursuant to Rule 24b-2

AMENDMENT N°3

TO THE

A330-900neo PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

and

AIR LEASE CORPORATION

As Buyer

Amendment Nº3 to the ALC A330-900neo Purchase Agreement
Ref. CLC - CT1705177	Page 1/4

AMENDMENT N° 3 TO THE

A330-900neo PURCHASE AGREEMENT

This amendment n°3 (the “Amendment N°3”) dated 02 October 2017 is made

BETWEEN:

AIRBUS S.A.S., a French société par actions simplifiée with a share capital of EUR 3,226,781, with its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France, registered with the Commercial and Companies Register of Toulouse under number 383 474 814 (the “Seller”),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and Seller together are referred to as the “Parties”.

WHEREAS:

A.   The Buyer and the Seller have signed on 3rd March 2015 a purchase agreement with reference CLC-CT1405166 for the manufacture and sale by the Seller and purchase by the Buyer of twenty-five (25) A330-900neo aircraft hereinafter together with its Exhibits and Letter Agreements and as further amended from time to time referred to as the “Agreement”.

B.   The Buyer and the Seller have signed an amendment n°1 dated 31st May 2016 with reference CLC-CT1614983 (“Amendment N°1”) whereby the Buyer [*].

C.   The Buyer and the Seller have signed an amendment n°2 dated 19th June 2017 with reference CLC-CT1701539 (“Amendment N°2”) for the manufacture and sale by the Seller and purchase by the Buyer of two (2) incremental A330-900neo aircraft.

D.   The Parties now wish to enter into this Amendment N°3 [*].

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°3. Capitalized terms used herein and not otherwise defined herein will have the meanings assigned thereto in the Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº3 to the ALC A330-900neo Purchase Agreement
Ref. CLC - CT1705177	Page 2/4

1.        [*]

2.        AMENDMENT N°2

[*]

3.        INCONSISTENCY AND CONFIDENTIALITY

3.1       In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°3, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

3.2       This Amendment N°3 reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

3.3       This Amendment N°3 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

4.        COUNTERPARTS

This Amendment N°3 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

5.        LAW AND JURISDICTION

This Amendment N°3 will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Purchase Agreement shall apply to this Amendment N°3 as if the same were set out in full herein, mutatis mutandis.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº3 to the ALC A330-900neo Purchase Agreement
Ref. CLC - CT1705177	Page 3/4

IN WITNESS WHEREOF this Amendment N°3 was entered into the day and year first above written.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

/s/ Grant Levy	/s/ Christophe Mourey

By: Grant Levy	By: Christophe Mourey

Its: Executive Vice President	Its: Senior Vice President Contracts

Amendment Nº3 to the ALC A330-900neo Purchase Agreement
Ref. CLC - CT1705177	Page 4/4

LETTER AGREEMENT N°1

Air Lease Corporation

Subject: [*]

AIR LEASE CORPORATION (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Amendment N°3 dated even date herewith (the “Amendment”) to the A330-900neo Purchase Agreement dated as of March 3rd, 2015 (the “Agreement”). The Buyer and the Seller have agreed to set forth in this Letter Agreement N°1 to the Amendment (the “Letter Agreement”) [*].

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment.

Solely for the purpose of this Letter Agreement, the terms  “Aircraft” and “A330-900neo Aircraft” shall mean [*].

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment N°3 to the A330-900neo Purchase Agreement	Page 1/5
Letter Agreement N°1
Ref. CLC - CT1705177

LETTER AGREEMENT N°1

1[*]

2[*]

3[*]

4[*]

5[*]

6[*]

7[*]

8[*]

9[*]

10        ASSIGNMENT

[*]

11        LAW AND JURISDICTION

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment N°3 to the A330-900neo Purchase Agreement	Page 2/5
Letter Agreement N°1
Ref. CLC - CT1705177

LETTER AGREEMENT N°1

This Letter Agreement will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The provisions of Clause 22.6 of the Agreement shall apply to this Letter Agreement.

Amendment N°3 to the A330-900neo Purchase Agreement	Page 3/5
Letter Agreement N°1
Ref. CLC - CT1705177

LETTER AGREEMENT N°1

If the foregoing sets forth our understanding please execute two (2) originals thereof in the space provided and return one (1) original to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Air Lease Corporation	AIRBUS S.A.S.

/s/ Grant Levy	/s/ Christophe Mourey

Name: Grant Levy	Name: Christophe Mourey

Title: Executive Vice President	Title: Senior Vice President Contracts

Date: October 2, 2017

Amendment N°3 to the A330-900neo Purchase Agreement	Page 4/5
Letter Agreement N°1
Ref. CLC - CT1705177

LETTER AGREEMENT N°1

APPENDIX A

[*]

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment N°3 to the A330-900neo Purchase Agreement	Page 5/5
Letter Agreement N°1
Ref. CLC - CT1705177